Exhibit 99.1

IMMATERIAL MINERAL RIGHTS

OF ATLAS CRITICAL MINERALS CORP.

RARE EARTHS AND TITANIUM

The following rare earth and titanium mineral rights are not deemed by management to be material as of June 30, 2025:

Mineral Right 831.451/2024

Current Status: Exploration Permit, valid until November 14, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

395000
400000
7910000
7905000
7900000
Carmo do Paranaíba
Abaeté River
831.451/2024
Tiros
BR-352
0 1 2 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Alto Paranaíba Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
831.451/2024

SEC-831451

Figure 1 – Map of Mineral Right 831.451/2024.

Mineral Right 831.350/2024

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

408000
409500
411000
7920000
7918500
7917000
831.350/2024
Tiros
0
0,5
1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Alto Paranaíba Project
0
500
1.000 km
0
200
400 km
Waterways
Municipality
Mineral Rights
831.350/2024

SEC-831350

Figure 2 – Map of Mineral Right 831.350/2024.

Mineral Right 831.074/2024

Current Status: Exploration Permit, valid until August 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

407500
410000
412500
7910000
7907500
7905000
N
S
W
E
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Alto Paranaíba Project
831.074/2024
Tiros
Borrachudo River
0 500 1.000 km
0 200 400 km
0 0,5 1 km
Waterways
Municipality
Roads
Mineral Rights
831.074/2024
SEC-831074

Figure 3 – Map of Mineral Right 831.074/2024.

RARE EARTHS AND TITANIUM	GRAPHITE	URANIUM	COPPER	NICKEL	IRON	GOLD

Mineral Right 831.073/2024

Current Status: Exploration Permit, valid until August 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

407500
410000
412500
7905000
7902500
7900000
831.073/2024
Tiros
Borrachudo River
0 0,5 1 km
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Alto Paranaíba Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Mineral Rights
831.073/2024

SEC-831073

Figure 4 – Map of Mineral Right 831.073/2024.

RARE EARTHS AND TITANIUM	GRAPHITE	URANIUM	COPPER	NICKEL	IRON	GOLD

Mineral Right 831.268/2021

Current Status: Exploration Permit, valid until December 12, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

400000
405000
7920000
7915000
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Alto Paranaíba Project
831.268/2021
Carmo do Paranaíba
Abaeté River
Tiros
0 500 1.000 km
0 200 400 km
0 1 2 km
Waterways
Roads
MG_Municipios_2023
Mineral Rights
831.268/2021

SEC-831268

Figure 5 – Map of Mineral Right 831.268/2021.

RARE EARTHS AND TITANIUM	GRAPHITE	URANIUM	COPPER	NICKEL	IRON	GOLD

Mineral Right 831.279/2019

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

408000
410000
7922000
7920000
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Alto Paranaíba Project
Tiros
831.279/2019
0 500 1.000 km
0 200 400 km
0 0,5 1 km
Waterways
Municipality
Roads
Mineral Rights
831.279/2019

SEC-831279

RARE EARTHS AND TITANIUM	GRAPHITE	URANIUM	COPPER	NICKEL	IRON	GOLD

Figure 6 – Map of Mineral Right 831.279/2019.

-46°24'0,000"
-46°12'0,000"
-46°0'0,000"
-45°48'0,000"
-18°36'0,000"
-18°48'0,000"
-19°0'0,000"
832703/2024
832702/2024
Olegário
832704/2024
831643/2024
831644/2024
Patos de Minas
Varjão de Minas
832701/2024
831645/2024
Lagoa Formosa
831276/2019
831275/2019
831451/2024
831274/2024
831273/2024
831277/2019
831271/2021
832698/2024
832699/2024
Arapuá
Rio Paranaíba
0 5 10 km
N
Coordinate System: SIRGAS 2000
Datum: SIRGAS 2000
Units: Degree
RARA EARTHS
Alto Paranaíba Project
0 500 1.000 km
0 200 400 km
Mineral Rights
Optionable Mineral Rights
Waterways
Roads
Municipality limit

ETRAPP-MR260225

Figure 24- Alto Paranaíba Project mineral rights.

For purposes of geological exploration, these 22 mineral rights have been divided into three blocks: i) Block 1 – Carmo do Paranaíba; ii) Block 2 – Patos de Minas; and iii) Block 3 – Tiros.

-46°24'0,000"
-46°0'0,000"
-18°36'0,000"
-18°54'0,000"
BLOCK 2
BLOCK 1
BLOCK 3
Patos de Minas
Lagoa Formosa
Tiros
Arapuá
Serra do Salitre
Rio Paranaíba
Matutina
0 5 10 km
Coordinate System: SIRGAS 2000
Datum: SIRGAS 2000
Units: Degree
RARE EARTHS
Alto Paranaiba Project
0 500 1.000 km
0 200 400 km
Mineral Rights
Optionable Mineral Rights
Equinox
Resouro
Waterways
Roads
Municipality limit
ETRAPP-MR250225

Figure 25- Alto Paranaíba Project mineral rights included in Block 1, Block 2, and Block 3.

Mineral Right 860.756/2023

Current Status: Exploration Permit, valid until October 17, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

435000
440000
8285000
8280000
8275000
860.756/2023
Jussara
Montes Claros de Goiás
0
1
2 km
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.756/2023
Waterways
Municipality

SECGO-860756

Figure 7 – Map of Mineral Right 860.756/2023.

Mineral Right 860.752/2023

Current Status: Exploration Permit, valid until February 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

455000
460000
8290000
8285000
N
S
E
W
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
860.752/2023
Jussara
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.752/2023
Municipality
Waterways
SECGO-860752

Figure 8 – Map of Mineral Right 860.752/2023.

Mineral Right 860.751/2023

Current Status: Exploration Permit, valid until February 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

440000
445000
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
860.751/2023
8260000
Jussara
Montes Claros de Goiás
0 500 1.000 km
0 200 400 km
0 1 2 km
8255000
Mineral Rights
860.751/2023
Municipality
Waterways

SECGO-860751

Figure 9 – Map of Mineral Right 860.751/2023.

Mineral Right 860.750/2023

Current Status: Exploration Permit, valid until February 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

435000
440000
8270000
8265000
N
S
E
W
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
860.750/2023
Jussara
Montes Claros de Goiás
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.750/2023
Municipality
Waterways
SECGO-860750

Figure 10 – Map of Mineral Right 860.750/2023.

Mineral Right 860.749/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

447500
450000
452500
8275000
8272500
8270000
860.749/2023
Jussara
Santa Fé de Goiás
0
1
2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.749/2023
Municipality
Waterways
SECGO-860749

Figure 11 – Map of Mineral Right 860.749/2023.

Mineral Right 860.748/2023

Current Status: Exploration Permit, valid until September 26, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

430000
432500
435000
437500
8275000
8272500
8270000
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
860.748/2023
Montes Claros de Goiás
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.748/2023
Municipality
Waterways
SECGO-860748

Figure 12 – Map of Mineral Right 860.748/2023.

Mineral Right 860.747/2023

Current Status: Exploration Permit, valid until February 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

442500
445000
447500
450000
8275000
8272500
8270000
860.747/2023
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.747/2023
Municipality
Waterways
SECGO-860747

Figure 13 – Map of Mineral Right 860.747/2023.

Mineral Right 860.746/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

442500
445000
447500
8280000
8277500
8275000
8272500
860.746/2023
Jussara
0
1
2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.746/2023
Municipality
Waterways
SECGO-860746

Figure 14 – Map of Mineral Right 860.746/2023.

Mineral Right 860.745/2023)

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

440000
442500
445000
8270000
8267500
8265000
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
860.745/2023
Jussara
Montes Claros de Goiás
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.745/2023
Municipality
Waterways

SECGO-860745

Figure 15 – Map of Mineral Right 860.745/2023.

Mineral Right 860.744/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

430000
432500
435000
437500
8287500
8285000
8282500
8280000
N
S
W
E
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
860.744/2023
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.744/2023
Municipality
Waterways
SECGO-860744

Figure 16 – Map of Mineral Right 860.744/2023.

Mineral Right 860.742/2023

Current Status: Exploration Permit, valid until February 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

440000
442500
445000
447500
8287500
8285000
8282500
860.742/2023
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.742/2023
Municipality
Waterways
SECGO-860742

Figure 17 – Map of Mineral Right 860.742/2023.

Mineral Right 860.741/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

450000
452500
455000
8270000
8267500
8265000
860.741/2023
0
1
2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.741/2023
Municipality
Waterways

SECGO-860741

Figure 18 – Map of Mineral Right 860.741/2023.

Mineral Right 860.740/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

452500
455000
457500
8275000
8272500
8270000
860,740/2023
Jussara
Santa Fé de Goiás
0
1
2 km
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.740/2023
Municipality
Waterways
SECGO-860740

Figure 19 – Map of Mineral Right 860.740/2023.

Mineral Right 860.739/2023

Current Status: Exploration Permit, valid until February 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

455000
457500
460000
8280000
8277500
8275000
831.739/2023
Jussara
Santa Fé de Goiás
0
1
2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.739/2023
Municipality
Waterways
SECGO-860739

Figure 20 – Map of Mineral Right 860.739/2023.

Mineral Right 860.738/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

455000
457500
460000
8285000
8282500
8280000
8277500
860.738/2023
Jussara
0
1
2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.738/2023
Municipality
Waterways

SECGO-860738

Figure 21 – Map of Mineral Right 860.738/2023.

Mineral Right 860.737/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

457500
460000
462500
465000
8287500
8285000
8282500
8280000
860.737/2023
Jussara
0
1
2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.737/2023
Municipality
Waterways

SECGO-860737

Figure 22 – Map of Mineral Right 860.737/2023.

Mineral Right 860.736/2023

Current Status: Exploration Permit, valid until February 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

465000
467500
470000
472500
8290000
8287500
8285000
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
860.736/2023
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.736/2023
Municipality
Waterways
SECGO-860736

Figure 23 – Map of Mineral Right 860.736/2023.

Mineral Right 860.735/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

460000
462500
465000
8290000
8287500
8285000
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
RARE EARTHS
Goiás Project
860.735/2023
Britânia
Jussara
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.735/2023
Municipality
Waterways

SECGO-860735

Figure 24 – Map of Mineral Right 860.735/2023.

GRAPHITE

The following graphite mineral rights are not deemed by management to be material as of June 30, 2025:

Mineral Right 830.073/2022

Current Status: Exploration Permit, valid until August 30, 2025. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after this date.

445000
450000
455000
460000
7770000
7765000
7760000
7755000
Lagoa da Prata
Japaraíba
Santo Antônio do Monte
Arcos
São Domingos River
Santana River
830.073/2022
0 1 2 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GRAPHITE
Arcos Project
0 500 1.000 km
0 200 400 km
Roads
Waterways
Municipality
Mineral Rights
830.073/2022
SECAR-830073

Figure 63 – Map of Mineral Right 830.073/2022.

URANIUM

The following uranium mineral rights are not deemed by management to be material as of June 30, 2025:

Mineral Right 864.038/2025

Current Status: Exploration Permit, valid until April 8, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after this date.

230000
235000
240000
8935000
8930000
8925000
864.038/2025
Rio Sono
0
1
2 km
N
S
E
W
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
URANIUM
Tocantins Project
0
500
1.000 km
0
200
400 km
Waterways
Mineral Rights
864.038/2025

SECTO-864038

Figure 25 – Map of Mineral Right 864.038/2025.

Mineral Right 864.037/2025

Current Status: Exploration Permit, valid until April 8, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

240000
245000
250000
8935000
8930000
8925000
864.037/2025
Rio Sono
0 1 2 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
URANIUM
Tocantins Project
0 500 1.000 km
0 200 400 km
Waterways
Mineral Rights
864.037/2025

SECTO-864037

Figure 26 – Map of Mineral Right 864.037/2025.

Mineral Right 864.036/2025

Current Status: Exploration Permit, valid until April 8, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

UTM Zone 23S
Datum SIRGAS 2000
Units: meters
URANIUM
Tocantins Project
864.036/2025
Lizarda
Rio Sono
TO-245
0 1 2 km
0 500 1.000 km
0 200 400 km
Waterways
Mineral Rights
864.036/2025
N
S
E
W
250000
255000
260000
265000
270000
8970000
8965000
8960000
8955000
8950000

SECTO-864036

Figure 27 – Map of Mineral Right 864.036/2025.

Mineral Right 864.035/2025

Current Status: Exploration Permit, valid until April 8, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

255000
260000
265000
270000
275000
8980000
8975000
8970000
8965000
8960000
TO-020
864.035/2025
Lizarda
0 1 2 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
URANIUM
Tocantins Project
0 500 1.000 km
0 200 400 km
Waterways
Mineral Rights
864.035/2025

SECTO-864035

Figure 28 – Map of Mineral Right 864.035/2025.

Mineral Right 864.034/2025

Current Status: Exploration Permit, valid until April 8, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

240000
250000
8990000
8980000
8970000
Centenário
864.034/2025
Lizarda
Rio Sono
0 1 2 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
URANIUM
Tocantins Project
0 500 1.000 km
0 200 400 km
Waterways
Mineral Rights
864.034/2025
SECTO-864034

Figure 29 – Map of Mineral Right 864.034/2025.

Mineral Right 864.033/2025

Current Status: Exploration Permit, valid until May 12, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

770000
780000
8920000
8910000
TO-245
TO-347
864.033/2025
Miracema do Tocantins
0 1 2 km
N
S
E
W
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Tocantins Project
0 500 1.000 km
0 200 400 km
Waterways
Mineral Rights
864.033/2025

SECTO-864033

Figure 30 – Map of Mineral Right 864.033/2025.

Mineral Right 864.032/2025

Current Status: Exploration Permit, valid until May 12, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

775000
780000
785000
790000
8905000
8900000
8895000
864.032/2025
TO-347
Miracema do Tocantins
Lajeado
TO-010
Palmas
Porto Nacional
0 1 2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Tocantins Project
0 500 1.000 km
0 200 400 km
Waterways
Mineral Rights
864.032/2025
SECTO-864032

Figure 31 – Map of Mineral Right 864.032/2025.

Mineral Right 860.161/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

480000
485000
8180000
8175000
8170000
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Goiás Project
N
S
E
W
GO-221
GO-174
860.161/2025
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.161/2025
Waterways
Municipality
SECGO-860161

Figure 32 – Map of Mineral Right 860.161/2025.

Mineral Right 860.160/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

507500
510000
512500
8172500
8170000
8167500
Moiporá
Ivolândia
860.160/2025
GO-320
0 1 2 km
N
S
E
W
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.160/2025
Waterways
Municipality
SECGO-860160

Figure 33 – Map of Mineral Right 860.160/2025.

Mineral Right 860.150/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

505000
507500
510000
512500
8177500
8175000
8172500
8170000
N
S
W
E
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Goiás Project
Mojorá
860.150/2025
GO-320
Ivolândia
0 1 2 km
0 500 1.000 km
0 200 400 km
Mineral Rights
860.150/2025
Waterways
Municipality

SECGO-860150

Figure 34 – Map of Mineral Right 860.150/2025.

Mineral Right 860.149/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

505000
507500
510000
512500
8180000
8177500
8175000
8172500
860.149/2025
Moiporá
Ivolândia
GO-320
0
1
2 km
N
S
W
E
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.149/2025
Waterways
Municipality

SECGO-860149

Figure 35 – Map of Mineral Right 860.149/2025.

Mineral Right 860.148/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

502500
505000
507500
8182500
8180000
8177500
860.148/2025
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Goiás Project
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.148/2025
Waterways
Municipality
SECGO-860148

Figure 36 – Map of Mineral Right 860.148/2025.

Mineral Right 860.144/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

500000
502500
505000
8175000
8172500
8170000
860.144/2025
GO-320
Ivolândia
Iporá
0
1
2 km
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.144/2025
Waterways
Municipality
SECGO-860144

Figure 37 – Map of Mineral Right 860.144/2025.

Mineral Right 860.133/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

502500
505000
507500
8175000
8172500
8170000
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Goiás Project
GO-320
860.133/2025
0 500 1.000 km
0 200 400 km
0 1 2 km
Mineral Rights
860.133/2025
Waterways
Municipality

SECGO-860133

Figure 38 – Map of Mineral Right 860.133/2025.

Mineral Right 860.131/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

485000
487500
GO-174
Iporá
860.131/2025
Amorinópolis
8175000
8172500
8170000
0
1
2 km
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.131/2025
Waterways
Municipality

SECGO-860131

Figure 39 – Map of Mineral Right 860.131/2025.

Mineral Right 850.087/2025

Current Status: Exploration Permit, valid until March 27, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

530000
540000
550000
8970000
8960000
8950000
850.087/2025
Santana do Araguaia
Borrachudo River
PA-158
0 2 4 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Pará Project
0 500 1.000 km
0 200 400 km
Waterways
Mineral Rights
850.087/2025

SECPA-850087

Figure 40 – Map of Mineral Right 850.087/2025.

Mineral Right 850.077/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

530000
540000
550000
8980000
8970000
8960000
850.077/2025
Santana do Araguaia
Borrachudo River
0 2 4 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
URANIUM
Pará Project
0 500 1.000 km
0 200 400 km
Waterways
Mineral Rights
850.077/2025
SECPA-850077

Figure 41 – Map of Mineral Right 850.077/2025.

Mineral Right 860.471/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

292500
295000
297500
8260000
8257500
8255000
830.471/2025
Divisópolis
0 0,5 1 km
N
W
E
S
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
URANIUM
Minas Gerais Project
0 500 1.000 km
0 200 400 km
Roads
Waterways
Municipality
Mineral Rights
830.471/2025

SECMGBA-830471

Figure 42 – Map of Mineral Right 860.471/2025.

Mineral Right 860.470/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

297500
300000
302500
8260000
8257500
8255000
830.470/2025
Divisópolis
0
0,5
1 km
N
W
E
S
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
URANIUM
Minas Gerais Project
0 500 1.000 km
0 200 400 km
Roads
Waterways
Municipality
Mineral Rights
830.470/2025

SECMGBA-830470

Figure 43 – Map of Mineral Right 860.470/2025.

Mineral Right 860.467/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

295000
297500
300000
302500
8265000
8262500
8260000
8257500
BAHIA STATE
830.467/2025
Divisópolis
0 0,5 1 km
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
URANIUM
Minas Gerais Project
0 500 1.000 km
0 200 400 km
Roads
Waterways
Municipality
Mineral Rights
830.467/2025

SECMGBA-830467

Figure 44 – Map of Mineral Right 860.467/2025.

Mineral Right 860.466/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

290000
292500
295000
297500
8257500
8255000
8252500
8250000
N
W
E
S
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
URANIUM
Minas Gerais Project
LMG-614
830.466/2025
Divisópolis
BR-251/MG-170
Almenara
0 0,5 1 km
0 500 1.000 km
0 200 400 km
Municipality
Waterways
Roads
Mineral Rights
830.466/2025
SECMGBA-830466

Figure 45 – Map of Mineral Right 860.466/2025.

Mineral Right 860.464/2025

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

375000
377500
380000
382500
8222500
8220000
8217500
8215000
N
S
E
W
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
URANIUM
Minas Gerais Project
830.464/2025
Salto da Divisa
Jacinto
Jequitinhonha River
Santa Maria do Salto
BR-364
0 0,5 1 km
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
830.464/2025

SECMGBA-830464

Figure 46 – Map of Mineral Right 860.464/2025.

COPPER

The following copper ore rights are not deemed by management to be material as of June 30, 2025:

Mineral Right 860.730/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

375000
377500
380000
8212500
8210000
8207500
860.730/2023
Bom Jardim de Goiás
GO-421
0
1
2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
COPPER ORE
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.730/2023
Waterways
Municipality

SECBJGGO-860730

Figure 47 – Map of Mineral Right 860.730/2023.

Mineral Right 860.729/2023

Current Status: Exploration Permit, valid until April 24, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

372500
375000
377500
GO-421
8207500
8205000
8202500
860.729/2023
Bom Jardim de Goiás
0
1
2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
COPPER ORE
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.729/2023
Waterways
Municipality
SECBJGGO-860729

Figure 48 – Map of Mineral Right 860.729/2023.

Mineral Right 860.728/2023

Current Status: Exploration Permit, valid until October 11, 2026. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

367500
370000
372500
375000
377500
8215000
8212500
8210000
8207500
8205000
GO-421
860.728/2023
0
1
2 km
N
S
E
W
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
COPPER ORE
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.728/2023
Waterways
Municipality

SECBJGGO-860728

Figure 49 – Map of Mineral Right 860.728/2023.

Mineral Right 860.727/2023

Current Status: Exploration Permit, valid until February 8, 2027. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

337500
340000
342500
345000
347500
8200000
8197500
8195000
8192500
8190000
GO-194
860.727/2023
Balza
0
1
2 km
N
W
E
S
UTM Zone 22S
Datum SIRGAS 2000
Units: meters
COPPER ORE
Goiás Project
0 500 1.000 km
0 200 400 km
Mineral Rights
860.727/2023
Waterways
Municipality
SECBJGGO-860727

Figure 50 – Map of Mineral Right 860.727/2023.

NICKEL

The following nickel ore rights are not deemed by management to be material as of June 30, 2025:

Mineral Right 803.031/2021

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

175000
180000
185000
190000
9055000
9050000
9045000
9040000
PI-465
Capitão Gervásio Oliveira
803.031/2021
Dom Inocêncio
0 1 2 km
N
W
E
S
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
NICKEL ORE
Piauí Project
0 500 1.000 km
0 150 300 km
Waterways
Roads
Municipality
Mineral Rights
803.031/2021
SECPI-803031

Figure 51 – Map of Mineral Right 803.031/2021.

IRON

The following iron ore rights are not deemed by management to be material as of June 30, 2025:

Mineral Right 831.616/2019

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

650000
652500
655000
7792500
7790000
7787500
Barão de Cocais River
831.616/2019
Barão de Cocais
0 0,5 1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
IRON ORE
Barão de Cocais Project
0 500 1.000 km
0 200 400 km
Municipality
Roads
Waterways
Mineral Rights
831.616/2019

SECBC-831616

Figure 52 – Map of Mineral Right 831.616/2019.

Mineral Right 860.627/2019

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

672500
675000
677500
680000
682500
685000
7837500
7835000
7832500
7830000
7827500
7825000
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
IRON ORE
Itabira Project
LMG-776
830.627/2019
Itabira
0 500 1.000 km
0 200 400 km
0 0,5 1 km
Municipality
Roads
Waterways
Mineral Rights
830.627/2019
SECIT-830627

Figure 53 – Map of Mineral Right 860.627/2021.

Mineral Right 860.632/2021

Current Status: Exploration Permit, valid until April 7, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

744000
747000
750000
8220000
8217000
8214000
N
S
W
E
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
IRON ORE
Rio Pardo de Minas Project
Peixe Bravo River
830.632/2021
Rio Pardo de Minas
Fruto de Leite
0 0,5 1 km
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
830.632/2021
SECRPM-830632

Figure 54 – Map of Mineral Right 860.632/2021.

Mineral Right 860.633/2021

Current Status: Exploration Permit, valid until April 7, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

741000
744000
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
IRON ORE
Rio Pardo de Minas Project
Peixe Bravo River
830.633/2021
Riacho dos Machados
8220000
8217000
738000
0 500 1.000 km
0 200 400 km
0 0,5 1 km
Waterways
Roads
Municipality
Mineral Rights
830.633/2021
SECRPM-830633

Figure 55 – Map of Mineral Right 860.633/2021.

Mineral Right 860.634/2021

Current Status: Exploration Permit, valid until April 7, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

747000
750000
8238000
8235000
8232000
BR-342
Rio Pardo de Minas
830.634/2021
0
0,5
1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
IRON ORE
Rio Pardo de Minas Project
0 500 1.000 km
0 200 400 km
Waterways
Roads
Municipality
Mineral Rights
830.634/2021
SECRPM-830634

Figure 56 – Map of Mineral Right 860.634/2021.

Mineral Right 860.635/2021

Current Status: Exploration Permit, valid until April 7, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

747000
750000
753000
8238000
8235000
830.635/2021
BR-342
Rio Pardo de Minas
0
0,5
1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
IRON ORE
Rio Pardo de Minas Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
830.635/2021
SECRPM-830635

Figure 57 – Map of Mineral Right 860.635/2021.

Mineral Right 860.636/2021

Current Status: Exploration Permit, valid until April 7, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

747000
750000
8226000
8223000
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
IRON ORE
Rio Pardo de Minas Project
830.636/2021
Rio Pardo de Minas
Peixe Bravo River
Fruta de Leite
0 500 1.000 km
0 200 400 km
0 0,5 1 km
Waterways
Municipality
Roads
Mineral Rights
830.636/2021
SECRPM-830636

Figure 58 – Map of Mineral Right 860.636/2021.

Mineral Right 860.638/2021

Current Status: Exploration Permit, valid until April 7, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

738000
741000
8217000
8214000
8211000
830.638/2021
Riacho dos Machados
Vacaria River
Grão Mogol
0 0,5 1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
IRON ORE
Rio Pardo de Minas Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
830.638/2021
SECRPM-830638

Figure 59 – Map of Mineral Right 860.638/2021.

Mineral Right 831.343/2021

Current Status: Exploration Permit, valid until February 12, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

717500
720000
722500
7825000
7822500
7820000
Piracicaba River
831.343/2021
Antônio Dias
Novo Era
0 0,5 1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
IRON ORE
Antônio Dias Project
0 500 1.000 km
0 200 400 km
Municipality
Roads
Waterways
Mineral Rights
831.343/2021
SECAD-831343

Figure 60 – Map of Mineral Right 831.343/2021.

Mineral Right 868.008/2021

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

457500
460000
462500
465000
467500
7917500
7915000
7912500
7910000
7907500
7905000
MS-307
868.008/2021
Corumbá
0 1 2 km
N
W
E
S
UTM Zone 21S
Datum SIRGAS 2000
Units: meters
IRON ORE
Corumbá Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
868.008/2021
SECMS-868008

Figure 61 – Map of Mineral Right 868.008/2021.

Mineral Right 844.009/2021

Current Status: Exploration Permit, valid until February 3, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

770000
775000
780000
8930000
8925000
N
W
E
S
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
IRON ORE
Alagoas Project
AL-215
AL-110
Cruzes River
844.009/2021
Limoeiro de Anodio
0 500 1.000 km
0 50 100 km
0 1 2 km
Waterways
Roads
Municipality
Mineral Rights
844.009/2021
SECAL-844009

Figure 62 – Map of Mineral Right 844.009/2021.

Mineral Right 844.010/2021

Current Status: Exploration Permit, valid until February 3, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

735000
740000
8905000
8900000
N
W
E
S
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
IRON ORE
Alagoas Project
844.010/2021
AL-115
Girau do Ponciano
Traipu
Campo Grande
0 500 1.000 km
0 50 100 km
Waterways
Municipality
Roads
Mineral Rights
844.010/2021
0 1 2 km
SECAL-844010

Figure 63 – Map of Mineral Right 844.010/2021.

Mineral Right 844.026/2020

Current Status: Exploration Permit, valid until February 3, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

770000
775000
844.026/2020
Palmeira dos Índios
Coruripe River
BR-316
Igaci
Belém
Taquarana
Tanque d'Arca
8950000
8945000
0
1
2 km
N
W
E
S
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
IRON ORE
Alagoas Project
0 500 1.000 km
0 50 100 km
Waterways
Roads
Municipality
Mineral Rights
844.026/2020
SECAL-844026

Figure 64 – Map of Mineral Right 844.026/2020.

Mineral Right 844.027/2020

Current Status: Exploration Permit, valid until February 3, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

780000
785000
8945000
8940000
N
S
E
W
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
IRON ORE
Alagoas Project
0 500 1.000 km
0 50 100 km
Tanque d'Arca
844.027/2020
AL-477
BR-316
Belém
0 1 2 km
Waterways
Municipality
Roads
Mineral Rights
844.027/2020

SECAL-844027

Figure 65 – Map of Mineral Right 844.027/2020.

Mineral Right 844.028/2020

Current Status: Exploration Permit, valid until February 3, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

770000
775000
780000
8935000
8930000
8925000
Belém
Coité do Nóia
Taquarana
844.028/2020
AL-110
AL-215
Cruzes River
Limoeiro de Anadia
0 1 2 km
N
S
W
E
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
IRON ORE
Alagoas Project
0 500 1.000 km
0 50 100 km
Waterways
Municipality
Roads
Mineral Rights
844.028/2020
SECAL-844028

Figure 66 – Map of Mineral Right 844.028/2020.

Mineral Right 844.029/2020

Current Status: Exploration Permit, valid until February 3, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

760000
765000
8940000
8935000
N
W
E
S
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
Taquarana
IRON ORE
Alagoas Project
Coruripe River
AL-215
Igaci
844.029/2020
Coité do Nóia
0 500 1.000 km
0 50 100 km
0 1 2 km
Waterways
Roads
Municipality
Mineral Rights
844.029/2020

SECAL-844029

Figure 67 – Map of Mineral Right 844.029/2020.

Mineral Right 844.030/2020

Current Status: Exploration Permit, valid until February 3, 2028. We plan to prepare and file the necessary studies with ANM to continue to maintain ownership of this mineral right after the termination date.

780000
785000
Palmeira dos Índios
N
W
E
S
UTM Zone 24S
Datum SIRGAS 2000
Units: meters
8950000
IRON ORE
Alagoas Project
Mar Vermelho
844.030/2020
AL-110
Tanque d'Arco
0 500 1.000 km
0 50 100 km
8945000
Waterways
Roads
Municipality
Mineral Rights
844.030/2020
0 1 2 km
SECAL-844030

Figure 68 – Map of Mineral Right 844.030/2020.

GOLD

The following gold ore rights are not deemed by management to be material as of June 30, 2025:

Mineral Right 831.140/2019

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

727500
730000
732500
7817500
7815000
7812500
São Domingos do Prata
831.140/2019
Marliéria
0 0,5 1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GOLD ORE
Alpha Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
831.140/2019
SECAP-831140

Figure 69 – Map of Mineral Right 831.140/2019.

Mineral Right 831.141/2019

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

720000
722500
725000
7822500
7820000
7817500
Rio Piracicaba
Antônio Dios
831.141/2019
São Domingos do Prata
0 0,5 1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GOLD ORE
Alpha Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
831.141/2019
SECAP-831141

Figure 70 – Map of Mineral Right 831.141/2019.

Mineral Right 831.142/2019

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

722500
725000
727500
7817500
7815000
7812500
Antônio Dias
831.142/2019
São Domingos do Prata
0 0,5 1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GOLD ORE
Alpha Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
831.142/2019

SECAP-831142

Figure 71 – Map of Mineral Right 831.142/2019.

Mineral Right 831.143/2019

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GOLD ORE
Alpha Project
720000
722500
7815000
7812500
7810000
Antônio Dias
Nova Era
São Domingos do Prata
831.143/2019
0 500 1.000 km
0 200 400 km
0 0,5 1 km
Waterways
Municipality
Roads
Mineral Rights
831.143/2019

SECAP-831143

Figure 72 – Map of Mineral Right 831.143/2019.

Mineral Right 831.144/2019

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

727500
730000
732500
7812500
7810000
7807500
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GOLD ORE
Alpha Project
Marliéria
São Domingos do Prata
831.144/2019
Dionísio
0 0,5 1 km
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
831.144/2019

SECAP-831144

Figure 73 – Map of Mineral Right 831.144/2019.

Mineral Right 831.145/2019

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

725000
727500
730000
7805000
7802500
São Domingos do Prata
831.145/2019
Dionísio
0 0,5 1 km
N
S
E
W
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GOLD ORE
Alpha Project
0 500 1.000 km
0 200 400 km
Waterways
Roads
Municipality
Mineral Rights
831.145/2019
SECAP-831145

Figure 74 – Map of Mineral Right 831.145/2019.

Mineral Right 831.146/2019

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

720000
722500
725000
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GOLD ORE
Alpha Project
Nova Era
7810000
7807500
831.146/2019
São Domingos do Prata
0 500 1.000 km
0 200 400 km
0 0,5 1 km
Waterways
Roads
Municipality
Mineral Rights
831.146/2019
SECAP-831146

Figure 75 – Map of Mineral Right 831.146/2019.

Mineral Right 830.066/2021

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

732500
735000
737500
7810000
7807500
7805000
Marliéria
São Domingos do Prata
830.066/2021
Dionísio
0 0,5 1 km
N
W
E
S
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GOLD ORE
Alpha Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Roads
Mineral Rights
830.066/2021

SECAP-830066

Figure 76 – Map of Mineral Right 830.066/2021.

Mineral Right 880.133/2016

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

145000
150000
155000
9220000
9215000
9210000
880.133/2016
Apuí
0 0,5 1 km
N
W
E
S
UTM Zone 21S
Datum SIRGAS 2000
Units: meters
Gold Ore
Apui Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Mineral Rights
880.133/2016

SECAPUI-880133

Figure 77 – Map of Mineral Right 880.133/2016.

Mineral Right 880.134/2016

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

145000
150000
155000
9230000
9225000
9220000
Novo Aripuanã
Apuí
880.134/2016
0 0,5 1 km
UTM Zone 21S
Datum SIRGAS 2000
Units: meters
Gold Ore
Apui Project
0 500 1.000 km
0 200 400 km
Waterways
Municipality
Mineral Rights
880.134/2016
SECAPUI-880134

Figure 78 – Map of Mineral Right 880.134/2016.

Mineral Right 880.135/2016

Current Status: Our application for Exploration Permit has been submitted to ANM and we await completion of its review.

140000
145000
150000
9220000
9215000
9210000
N
S
W
E
UTM Zone 21S
Datum SIRGAS 2000
Units: meters
Gold Ore
Apui Project
0 500 1.000 km
0 200 400 km
Apuí
880.135/2016
0 0,5 1 km
Waterways
Municipality
Mineral Rights
880.135/2016
SECAPUI-880135

Figure 79 – Map of Mineral Right 880.135/2016.

Mineral Right 831.883/2016

Current Status: Exploration Permit, with a partial research report filed by us with ANM and under current review.

300000
302500
305000
8092500
8090000
8087500
N
S
W
E
UTM Zone 23S
Datum SIRGAS 2000
Units: meters
GOLD ORE
Paracatu Project
MG-188
831.883/2016
Paracatu
0 500 1.000 km
0 200 400 km
0 0,5 1 km
Waterways
Municipality
Roads
Mineral Rights
831.883/2016

SECPA-831883

Figure 80 – Map of Mineral Right 831.883/2016.

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